Exhibit 10.35
SECOND AMENDMENT TO
FEE LETTER AND THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS SECOND AMENDMENT TO FEE LETTER AND THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated December 3, 2021 (this
“Amendment”), is entered into by and among BSPRT BB FLOAT, LLC, a Delaware limited liability company, and BSPRT BB FIXED, LLC, a Delaware limited liability company (collectively, “Seller”), and BARCLAYS BANK PLC, a public limited company organized under the laws of England and Wales (including any successor thereto, “Purchaser”). Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Fee Letter (as defined below), and if not defined therein, in the Master Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Purchaser and Seller are parties to that certain Master Repurchase Agreement, dated as of March 15, 2019, as amended by the First Amendment to Master Repurchase Agreement, dated as of October 5, 2020, and as further amended by the First Amendment to Fee Letter and Second Amendment to Master Repurchase Agreement, dated as of November 23, 2021 (as so amended, the “Existing Repurchase Agreement” and, as further amended by this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Master Repurchase Agreement”);

WHEREAS, in connection with the Master Repurchase Agreement, Seller and Purchaser are parties to that certain Fee Letter, dated as of March 15, 2019, as amended by the First Amendment to Fee Letter and Second Amendment to Master Repurchase Agreement, dated as of November 23, 2021 (as so amended, the “Existing Fee Letter” and, as amended by the Amendment to Fee Letter and MRA and this Amendment, and as hereafter further amended, modified, restated, replaced, waived, substituted, supplemented or extended from time to time, the “Fee Letter”); and

WHEREAS, the parties hereto desire to make certain amendments and modifications to the Existing Repurchase Agreement and the Existing Fee Letter.

NOW THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

AMENDMENTS TO THE EXISTING REPURCHASE AGREEMENT

(a)Article 2 of the Existing Repurchase Agreement is hereby amended by amending and restating the following definition:

Exhibit 10.35
“Availability Period” shall mean the period (i) beginning on the Closing Date and (ii) ending March 14, 2025, or such later date as may be in effect pursuant to Article 3(f).

(b)Article 3(f)(ii)(B) are hereby amended and restated in its entirety as follows:

(B) Purchaser shall have received, on or before the expiration of the Current Availability Period, payment from such Seller, as consideration for Purchaser’s agreement to extend the then Current Availability Period, the Funding Fee which is due and payable on the anniversary of the Closing Date occurring upon the termination of the then Current Availability Period;

ARTICLE 2

AMENDMENTS TO THE EXISTING FEE LETTER

(a)Section 1 of the Existing Fee Letter is hereby amended by amending and restating the following definition:

“Maximum Facility Purchase Price” shall mean $500,000,000.

ARTICLE 3 REPRESENTATIONS
Seller represents and warrants to Purchaser, as of the date of this Amendment, as follows:

(a)all representations and warranties made in the Existing Repurchase Agreement and Existing Fee Letter, in each case, are true and correct as of the date hereof, or if any such representation and warranty expressly refers to a prior date, as of such prior date;

(b)it is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of organization and is duly qualified in each jurisdiction necessary to conduct business as presently conducted;

(c)it is duly authorized to execute and deliver this Amendment and to perform its obligations under the Existing Repurchase Agreement and the Existing Fee Letter, in each case, as amended and modified hereby, and has taken all necessary action to authorize such execution, delivery and performance;

(d)the person signing this Amendment on its behalf is duly authorized to do so on its behalf;

(e)the execution, delivery and performance of this Amendment will not violate any Requirement of Law applicable to it or its organizational documents or any agreement by which it is bound or by which any of its assets are affected;

Exhibit 10.35

(f)this Amendment has been duly executed and delivered by it; and

(g)the Existing Repurchase Agreement and the Existing Fee Letter, in each case, as amended and modified hereby, constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, other limitations on creditors’ rights generally and general principles of equity.

ARTICLE 4 CONDITIONS PRECEDENT
The effectiveness of this Amendment is subject to the delivery to Purchaser of the following:

(a)this Amendment, duly completed and executed by each of the parties hereto;

(b)a reaffirmation agreement executed by Franklin BSP Realty Trust, Inc. (f/k/a Benefit Street Partners Realty Trust, Inc.), a Maryland corporation, in the form and substance reasonably acceptable to Purchaser, reaffirming the terms of that certain Guaranty, dated as of March 15, 2019, as amended by that certain First Amendment to Guaranty, dated as of October 5, 2020, and as further amended by that certain Second Amendment to Guaranty, dated as of September 30, 2021 (as further amended, restated supplemented or otherwise modified from time to time, the “Guaranty”), and acknowledging that the terms of the Guaranty remain in full force and effect;

(c)bring-down of the opinions delivered by counsel to Seller and Guarantor on the Closing Date in form and substance reasonably acceptable to Purchaser; and

(d)for Seller and Guarantor, good standing certificates dated within thirty (30) calendar days prior to the effective date of this Amendment, certified true and complete copies of organizational documents and certified true, correct and complete copies of resolutions (or similar authority documents) with respect to the execution, delivery and performance of this Amendment and each other document to be delivered by such party from time to time in connection herewith, in each case included in a certificate delivered by an officer of Guarantor.

ARTICLE 5 EXPENSES
Seller shall pay on demand all of Purchaser’s reasonable out-of-pocket costs and expenses, including reasonable fees and expenses of attorneys, incurred in connection with the preparation, negotiation, execution and consummation of this Amendment.

ARTICLE 6 GOVERNING LAW
THIS AMENDMENT (AND ANY CLAIM OR CONTROVERSY HEREUNDER)
SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH

Exhibit 10.35
LAWS WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

ARTICLE 7 MISCELLANEOUS
(a)Except as expressly amended or modified hereby, the Transaction Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. All references to the Transaction Documents shall be deemed to mean the Transaction Documents as modified by this Amendment.

(b)This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in electronic format shall be as effective as delivery of a manually executed original counterpart of this Amendment.

(c)The headings in this Amendment are for convenience of reference only and shall not affect the interpretation or construction of this Amendment.

(d)This Amendment may not be amended or otherwise modified, waived or supplemented except as provided in the Master Repurchase Agreement.

(e)This Amendment contains a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

(f)This Amendment and the Fee Letter, and this Amendment and the Repurchase Agreement, as applicable, in each case, together constitute a single Transaction Document.

[SIGNATURES FOLLOW]

Exhibit 10.35
IN WITNESS WHEREOF. the parties have caused this Amendment to be duly executed, as of the date first above written.

BARCLAYS BANK PLC, as Purchaser

By: /s/ Francis X. Gilhool
Name:
Title:

Francis X. Gilhool
Authorized Signatory

Barc lays- Bene fit Street - Second Amendment to Fee Lener and Third Amendment to Master Repurchase Agreement

Exhibit 10.35

BSPRT BB FLOAT, LLC, as a Seller

By:    /s/ Micah Goodman     Name: Micah Goodman
Title: Authorized Signatory

BSPRT BB FLOAT, LLC, as a Seller

By:    /s/ Micah Goodman     Name: Micah Goodman
Title: Authorized Signatory

Barclays-Benefit Street - Second Amendment to Fee Letter and Third Amendment to Master Repurchase Agreement

Exhibit 10.35

Barclays-Benefit Street - Second Amendment to Fee Letter and Third Amendment to Master Repurchase Agreement